Exhibit 10.37

                                    MORTGAGE

KNOW ALL MEN BY THESE PRESENTS:

     This MORTGAGE is made this 2nd day of November, 1999, by and between Tower Tech Inc. an Oklahoma corporation, ("Mortgagor"), and The City of Oklahoma City, a municipal corporation, ("Mortgagee").

                  TREASURER'S ENDORSEMENT I certify that I received $ no tax and issued receipt No. 1611 therefore in payment of mortgage tax on the within mortgage $5.00 filing fee. Dated this 8th day of November, 1999.

                  WITNESSETH:  Saundra DeSeims, County Treasurer.
                  By:  Jean Campbel, Deputy.


         WHEREAS, Mortgagor is justly indebted to Mortgagee in the principal sum of Two Million Dollars ($2,000,000) which indebtedness is evidenced by a promissory note (the "Note") and a loan ,agreement (the "Loan Agreement") of even date herewith, said Note payable to the order of Mortgagee, and providing for payment of the principal amount thereof, together with interest thereon on the terms set forth therein until paid in full.

         NOW, THEREFORE, Mortgagor, in consideration of said principal sum, and for the purpose of securing one million dollars of said indebtedness as provided in the Note, (2) the payment of all other monies secured hereby, (3) the performance of all the covenants, conditions, stipulations and agreements contained in the Loan Agreement, grants, conveys and mortgages unto Mortgagee subject to the terms hereof, its successors and assigns forever all of the property, real estate and premises of the Mortgagor, situate in Oklahoma County, State of Oklahoma, described as follows, to wit:

SEE ATTACHED EXHIBIT "A"

together with all buildings and improvements, (including the appurtenances, hereditaments and all other rights thereto belonging), to be constructed thereon or acquired and affixed thereto with the proceeds of the loans described in Paragraph 2 hereafter and the loan secured by this Mortgage. This mortgage is assignable to the Secretary of the Department of Housing and Urban Development

         TO HAVE AND TO HOLD said premises, together with all rights of Mortgagor therein, to Mortgagee, to successors and assigns forever.

         The Mortgagor covenants and agrees with Mortgagee as follows, subject to the lien priorities described in paragraph 2 hereof.

         1. The following described estate, property and rights of Mortgagor are also included as security for the performance of each covenant and agreement of Mortgagor contained herein, the payment of all sums of money secured hereby, and the covenants, conditions and agreements contained in the Loan Agreement;

         (a) All the estate and rights of Mortgagor in and to said property and in and to land lying in streets and roads adjoining said premises, and all access rights and easements appertaining thereto.

         (b) All the estates and rights of Mortgagor in and to all buildings, structures, improvements, fixtures and articles of property now or hereafter attached to, or used or adapted for use in the operation of the "Project", as defined in the Loan Agreement. Provided that nothing herein shall be construed to extend the lien created by this Mortgage to cover equipment and personalty which Mortgagor may from time to time purchase, rent or lease but which do not become an integral part of the facility.

         (c) All and singular the lands, tenements, privileges, water rights, hereditaments and appurtenances thereto belonging or in anyway appertaining, and the reversion and reversions, remainder and remainders, and all the estate, rights, title, claim, interest and demand whatsoever of the Mortgagor, either in law or in equity, of, in and to the premises; TO HAVE AND TO HOLD said premises described, together with all and singular the lands, tenements, privileges, water rights hereditaments and appurtenances thereto belonging or in anyway appertaining, and the reversion and reversions, remainder and remainders, and all of the estate, right, title, claim and demands whatsoever of the Mortgagor, either in law or in equity, of, in and to the above described premises as security for the faithful performance of the Note secured hereby, as security for the faithful performance of each and all of the covenants, agreements, terms and conditions of this Mortgage and as security for the faithful performance of the covenants, conditions and agreements contained in the Loan Agreement, SUBJECT, HOWEVER, to the right, power, and authority hereinafter given to and conferred upon Mortgagee.

         (d) All of Mortgagor's rights further to encumber said property for debt except by such encumbrance which by its actual terms and specifically expressed intent shall be and at all times remain subject and subordinate to any and all tenancies in existence when such encumbrance becomes effective; Mortgagor hereby (i) representing as a special inducement to Mortgagee to make this Loan that as of the date hereof there are no encumbrances to secure debt junior to this Mortgage and (ii) covenanting that there are to be none as of the date when this Mortgage becomes of Record, except in either case encumbrances having the prior written approval of Mortgagee, and subject to the liens set out in Paragraph 2 below.

     2. To pay all debts and monies secured hereby or secured by any mortgage prior to this Mortgage, when from any cause the same shall become due. To keep the property free from statutory and governmental liens of any kind. Mortgagor represents that there are no liens or encumbrances against or upon the property, except for the Oklahoma Industries Authority First Mortgage in the principal amount of Four Million Four Hundred Five Thousand Dollars ($4,405,000) and City of Oklahoma City Mortgage in the amount of One Million Two Hundred Fifty Thousand Dollars ($1,250,000) and none superior to such liens and this Mortgage will be created or suffered to be created by the Mortgagor during the life of this Mortgage without the written consent of Mortgagee; that it has good right to make this Mortgage and that it will forever warrant and defend said property unto the Mortgagee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof The Mortgagor upon request by mail will furnish a written statement duly acknowledged of the amount due on this Mortgage and whether any offsets or defenses exist against the debt secured hereby.

         3. To maintain the buildings and other improvements on the property in a tenantable condition and good and operable state of repair, to neither commit nor suffer any waste, to promptly comply with all requirements of the Federal, State, County and Municipal authorities and all other laws, ordinances, regulations, covenants, conditions and restrictions respecting said property or the use thereof, and pay all fees or charges of any kind in connection therewith. The Mortgagee may recover as damages for any breach of this covenant the amount it would cost to put the property in the condition called for herein. Mortgagor shall permit Mortgagee or its agents and the Secretary of the Department of Housing and Urban Development and his agents to inspect the Project during normal business hours, including the interior of any structures upon request by Mortgagee, the Secretary or their agents.

         4. To complete or restore promptly and in good workmanlike manner any building or improvement which may be constructed, damaged or destroyed thereon, and pay when due all costs incurred therefor.

         5. No building, improvement, or fixture covered by this Mortgage may be removed at any time without the prior written consent of Mortgagee unless actually replaced by an article of equal suitability, owned by Mortgagor, free and clear of any lien or security interest except the lien described in paragraph 2 or those approved in writing by Mortgagee.

         6. To provide to the Mortgagee, at least thirty (30) days notice prior to expiration of existing insurance, and maintain unceasingly, insurance, with premiums paid, on all of the property that is the subject of this Mortgage, or hereafter becoming part of the said property, against loss by fire and other hazards, casualties and contingencies, as may be required from time to time by the Mortgagee in such amounts and for such period of time, with standard Mortgagee clauses (without contribution) in favor of and in form satisfactory to the Mortgagee. In event of foreclosure of this Mortgage or other transfer of title to the subject property in extinguishment of some or all of the indebtedness secured hereby, all interest of the Mortgagor in any insurance policies in force shall pass to the purchaser or grantee. On default under this paragraph Mortgagee may, at its option, pay any such sums, without waiver of any other right of Mortgagee by reason of such default of Mortgagor, and Mortgagee shall not be liable to Mortgagor for failure to exercise any such option.
     7. To appear in and defend any suit, action or proceeding that might affect the value of this security instrument or the security itself or the rights and powers of Mortgagee; and should Mortgagee after consultation with Mortgagor elect also to appear in or defend any such action or proceeding, be made a party to such by reason of this Mortgage, or elect to prosecute such action as appears necessary to preserve said value, the Mortgagor will at all times, indemnify from, and, on demand reimburse Mortgagee for any and all loss, damage, expense or cost, including cost of evidence of title and attorneys' fees, arising out of or incurred in connection with any such suit, action or proceeding, and the sum of such expenditures shall be secured by this Mortgage with interest as provided in the Note secured hereby and shall be due and payable on demand. To pay costs of suit, costs of evidence of title and reasonable attorneys' fees in any proceeding or suit brought by Mortgagee to foreclose this Mortgage.

          8. To pay in full at least ten (10) days before delinquent all rents, taxes, assessments and encumbrances, charges or liens with interest, that may now or hereafter be levied, assessed or claimed upon the property that is the subject of this Mortgage or any part thereof, which may at any time appear to be prior or superior hereto for which provision has not been made heretofore, and upon request will exhibit to Mortgagee official receipts therefor, and to pay all taxes imposed upon, reasonable costs, fees and expenses of this Mortgage. On default under this paragraph Mortgagee may, at its option, pay any such sums, without waiver of any other right of Mortgagee by reason of such default of Mortgagor, and Mortgagee shall not be liable to Mortgagor for failure to exercise any such option.

          9. To repay immediately on written notice to Mortgagor all sums expended or advanced hereunder by or on behalf of Mortgagee, with interest from the date of such advance or expenditure at the rate of six percent ( 6%) per annum until paid, and the repayment thereof shall be secured hereby. Failure to repay such expenditure or advance and interest thereon within thirty (30) days of the mailing of such notice will, at Mortgagee's option, constitute an event of default hereunder; or, Mortgagee may, at its option, commence an action against Mortgagor for the recovery of such expenditure or advance and interest thereon, and in such event Mortgagor agrees to pay, in addition to the amount of such expenditure or advance and interest thereon, all costs and expenses incurred in such action, together with attorneys' reasonable fees.

          10. Should Mortgagor fail to make any payment or do any act as herein provided, the Mortgagee, but without obligation to do so and with thirty (30) days written notice to or demand upon Mortgagor and without releasing Mortgagor from any obligation hereof, may: Make or do the same in such manner and to such extent as is necessary to protect the security hereof, Mortgagee shall be authorized to enter upon the property for such purposes; if necessary to protect Mortgagee's interest in the security shall be authorized to commence, appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Mortgagee; pay, purchase, contest, or compromise any encumbrance, charge or lien which in the judgment of Mortgagee appears to be prior or superior hereto; and in exercising any said powers, incur any liability, and expend whatever amounts are reasonably necessary therefor including cost of evidence of title and employing counsel.

     11. Should the property or any part or appurtenance thereof or. right or interest therein be taken or damaged by reason of any public or private improvement, condemnation proceeding (including change of grade), fire, earthquake or other casualty, or in any other manner, Mortgageemay, at its option, but after written notice to and consultation with Mortgagor, commence, appear in and prosecute, in its own name, any action or proceeding, or make any compromise or settlement, in connection with such taking or damage, and obtain all compensation, awards or other relief therefor. All such compensation, awards, damages, rights of action and proceeds, including the proceeds of any policies of insurance affecting the property, are hereby assigned to Mortgagee, which may, after deducting therefrom all its expenses, including attorneys' fees, release any monies so received by it, or apply the same on any indebtedness secured hereby or apply the same to the repair or restoration of the property, provided that Mortgagee agrees that if the Project remains viable, such proceeds will first be used to repair and restore the property. In such event, Mortgagor further assigns to Mortgagee any return premiums or other repayments upon any insurance at any time provided for the benefit of the Mortgagee, refunds, or rebates made of taxes or assessments on said property, and Mortgagee may at any time collect said return premiums, repayments, refunds, rebates, etc., notwithstanding that no sum secured hereby be overdue when such right to collection be asserted. Mortgagor also agrees to execute such further assignments of any such compensation, award, damages, rebates, return of premiums, repayments, rights of action and proceeds as Mortgagee may require.

          12. Time is of the essence in connection with all obligations of the Mortgagor in this Mortgage or in the Note or Loan Agreement. By accepting payment of any sum secured hereby after its due date, Mortgagee does not waive its right either to require prompt payment when due of all other sums so secured or to declare default for failure to pay.

          13. In case of a sale under this Mortgage, the said property, real, personal and mixed, may be sold in one parcel.

     14. The Mortgagor shall not hereafter, impair the security for the debt or the Mortgagee's lien upon said property. In the event of breach of any requirement of this paragraph, the Mortgagee may, in addition to any other rights or remedies, at any time thereafter declare the whole of said principal sum immediately due and payable; provided, that Mortgagee shall advise Mortgagor of any such breach in writing and Mortgagor shall have thirty (30) days from the date of the notice to remedy the breach.

          15. All sums secured hereby shall become immediately due and payable, at the option of Mortgagee, should Mortgagor fail to cure any default within thirty (30) days, unless otherwise provided, of written notice to Mortgagor by Mortgagee of such default. Each of the following occurrences shall constitute an event of default:

          (a) default by Mortgagor in the payment of any indebtedness secured hereby or in performance or observance of any agreement contained herein; or any indebtedness to any subsequent lender which is secured by a lien on the property; or

          (b) any assignment made by Mortgagor or the then owner of said property for the benefit of creditors; or

          (c) any  transfer  of title made by the  Mortgagor  without  the prior written approval of the Mortgagee or any of the following shall occur, with respect to the property, the Mortgagor or the then owner of said property: (i) the appointment of a receiver, liquidator, or Trustee; (ii) the adjudication as a bankrupt or insolvent; (iii) the filing of any Petition for-Bankruptcy or reorganization; (iv) the institution of any proceeding for dissolution or liquidation; (v) if Mortgagor be unable, or admit in writing an inability to pay his debts when due; or (vi) a default in any provision of any other instrument which may be held by Mortgagee as security for said Note, including the Loan Agreement and related documents, the term and covenants of which are incorporated herein by reference as though fully set forth herein. No waiver by Mortgagee of any default on the part of Mortgagor shall be construed as a waiver of any subsequent default hereunder.

          16. In the event of the passage, after the date of this Mortgage, of any Federal, State or local law, deducting from the value of real property, for the purpose of taxation, any lien thereon or changing in any way the laws now in force for the taxation of Mortgages, deeds of trust or debts secured thereby, for Federal, State or local purposes, or the manner of the collection of any such taxes so as to affect the interest of Mortgagee, then and in such event Mortgagor shall bear and pay the full amount of such taxes, provided that if for any reason payment by Mortgagor of any such new or additional taxes would be unlawful or if the payment thereof would constitute usury or render the loan or indebtedness secured hereby wholly or partially usurious under any of the terms or provisions of the Note, or the Mortgage or other vise, Mortgagee may, at its option, after three (3) months written notice, declare the whole sum secured by this Mortgage with interest thereon to be immediately due and payable, or Mortgagee may, at its option pay that amount or portion of such taxes as renders the loan or indebtedness secured hereby unlawful or usurious, in which event Mortgagor shall concurrently therewith pay the remaining lawful and non-usurious portion or balance of said taxes.

          17. If from any circumstances whatever fulfillment of any provision of this Mortgage or of the Note or Loan Agreement at the time performance of such provision shall be due shall involve transcending the limit of validity prescribed by the usury statute or any other law, then ipso facto the obligation to be fulfilled shall be reduced to the limit of such validity, so that in no event shall any exaction be possible under this Mortgage or under said Note that is in excess of the limit of such validity; but such obligation shall be fulfilled to the limit of such validity. The provisions of this paragraph shall control every other provision of this Mortgage and said Note and Loan Agreement.

          18. In the event that this Mortgage is foreclosed and the property sold at a foreclosure sale, the purchaser may, during any redemption period allowed, make such repairs or alterations on said property as may be reasonably necessary for the proper operation, care, preservation, protection and insuring thereof. Any sums so paid together with interest thereon from time of such expenditure at the highest lawful rate shall be added to and become a part of the amount required to be paid for redemption from such sale.

          19. Mortgagor shall deliver to Mortgagee an audited annual statement within ninety (90) days of the end of Mortgagor's fiscal year which shall cover the income from and operating expenses of the Project; or within thirty (30) days after written requested by Mortgagee, a detailed operating statement in form satisfactory to the Mortgagee covering the Project and certified as correct by Mortgagor. Mortgagor shall permit the Mortgagee or its representative, or the Secretary of the Department of Housing and Urban Development or his representative, to examine all books and records pertaining to the property at any time upon reasonable notice. In the event of Mortgagor's failure to provide access to such records, Mortgagee shall, in addition to all other remedies, have the option of maturing the indebtedness hereby secured.

          20. Mortgagee shall have the right, at its option, to foreclose this Mortgage subject to the rights of any tenant or tenants of the property and the failure to make any such tenant or tenants a party defendant to any suit or action or to foreclose their rights will not be asserted by the Mortgagor as a defense in any action or suit instituted to collect the indebtedness secured hereby or any part thereof or any deficiency remaining unpaid after foreclosure and sale of the property, any statute or rule of law at any time existing to the contrary notwithstanding.

          21. Notwithstanding anything to the contrary herein contained, the Mortgagee agrees to look solely to the Mortgagor's interest in the Project as security for payment of the indebtedness hereby secured and for the performance of the provisions of the Note, the Mortgage and any other document securing payment of the Note. Nothing in the Loan Agreement, the Note or the Mortgage or in any other instrument securing payment of the Note shall impose any personal obligation or liability on any individual having or acquiring any interest in the Project. On default in payment of the Note or performance of the Mortgage or of any other instrument securing payment of the Note, no deficiency or other money judgment shall be sought or obtained against any such person. Nothing herein contained shall impair any lien or security interest securing payment of the indebtedness owing to the Mortgagee or otherwise limit or restrict the rights of the Mortgagee with respect to the Project or any other collateral.

          22. All Mortgagee's rights and remedies herein specified are intended to be cumulative and not in substitution for any right or remedy otherwise available and no requirement whatsoever may be waived at any time except by a writing signed by the Mortgagee, nor shall any waiver be operative upon other than a single occasion. This Mortgage cannot be changed or terminated orally. This Mortgage applies to, insures to the benefit of, and is binding not only on the parties hereto, but on their heirs, devises, legatees, administrators, executors, successors and assigns. All obligations of Mortgagor hereunder are joint and several. Without affecting the liability of any other person for the payment of any obligation herein mentioned (including Mortgagor should it convey said property) and without affecting the lien hereof upon any property not released, Mortgagee may, without notice, release any person so liable, extend the maturity or modify the terms of any such obligation, or grant other indulgences, release or reconvey or cause to be released or reconveyed at any time all or part of the said property described herein, take or release any other security or make other arrangements with debtors. Mortgagee may also accept additional security, either concurrently herewith of thereafter, and sell same or otherwise realize thereupon, either before, concurrently with, or after sale hereunder. This Mortgage shall be so construed that wherever applicable, the use of the singular number shall include the plural number, the use of any gender shall be applicable to a corporation. The word "Note" shall include all notes evidencing the indebtedness secured hereby. If any of the provisions hereof shall be determined to contravene or be-invalid under the laws of the State of Oklahoma, such contravening or invalidity shall be construed as if not containing the particular provision or provisions held to be invalid, and all rights and obligations of the parties shall be construed or enforced accordingly. Any written notice required or allowed to be given pursuant to any of the terms of this Mortgage shall mean by Certified Mail addressed to the parties as follows:

The Borrower:                               Tower Tech, Inc.
                                            P.O. Box 891810
                                            Oklahoma City, OK 73023
         Attention:                         Charles D. Whitsitt,
                                            Chief Financial Officer

The Lender:                                 The City of Oklahoma City
                                            420 West Main
                                            Suite 920
                                            Oklahoma City, OK 73102
         Attention:                         Garner Stoll, Planning Director

Any time period provided in the giving of any notice hereunder shall commence three (3) days after the date such notice is mailed.

         23. Borrower shall, for so long as the Loan Documents remain in effect, at its cost and expense, carry and maintain general public liability insurance against claims for bodily injury, personal injury, death and property damage occurring or arising out of the Project, which insurance shall cover such claims as may be occasioned by any act, omission, or negligence of Borrower or its officers, agents, representatives, assigns or servants relating to the Project. The limits of liability insurance, which may be required to be increased from time to time as deemed necessary by the Lender, with the approval of Borrower, which shall not be unreasonably withheld, shall be not less than One Million Dollars ($1,000,000.00) combined single limit personal injury and property damage insurance. The insurance required above shall be issued by an insurance company or companies authorized to do business within the State of Oklahoma or by such other similar insurance coverage approved by the Insurance Commissioner of the State of Oklahoma. The Lender shall be specifically named as an additional insured on all such policies, and any such policy or policies shall be primary to any other valid and collectible insurance.

WITNESS the hand and seal of the Mortgagor on the day and year first above written.

                                              Tower Tech, Inc.

                                              By:ss/CHARLES D. WHITSITT
                                                -----------------------
                                              Charles D. Whitsitt
                                              Chief Financial Officer

ATTEST:

ss/PATTY POAG
-------------
Secretary

                            CORPORATE ACKNOWLEDGMENT

STATE OF OKLAHOMA
COUNTY OF OKLAHOMA

On this 1st day of November, 1999, before me personally appeared Charles D. Whitsitt to me known to be the CFO of Tower Tech, Inc., an Oklahoma corporation, that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he/she was authorized to execute said instrument and that the seal affixed is the corporate seal of said corporation.

In Witness Whereof I have hereunto set my hand the day and year first above written.

                                            ss/PATTY LEWIS POAG
                                               ----------------
                                               N0TARY PUBLIC

MY COMMISSION EXPIRES: March 9, 2002

APPROVED as to form and legality this 2nd day of November, 1999.

                                             ss/DARRELL SIMMONS
                                                ---------------
                                                Assistant Municipal Counselor

                                   EXHIBIT "A"

                                     TRACT 1

A part of the Southeast Quarter (SE/4) of Section Eleven (11), Township Ten (10) North, Range Four (4) West of the Indian Meridian, Cleveland County, Oklahoma, being more particularly described as follows: Commencing at the Southeast corner of said SE/4; thence S 89 degrees 42' 04" W along the South line of said SE/4 a distance of 1,780.60 feet to the point of beginning, thence continuing S 89 degrees 42' 04" W along the South line a distance. of 843.24 feet to the Southwest corner of said SE/4: thence N 00degrees 07' 35" W on the West line of said SE/4 a distance of 1764.49 feet to a point 880 feet South of the Northwest corner of said SE/4, thence N 89 degrees 42' 07" E parallel to and 880.00 feet South of the North line of said SE/4 a distance of 240.00 feet; thence S 00 degrees 07' 35" E and parallel with the West line of said SE/4 a distance of
800.00 feet; thence S 14 degrees 49' 10" E a distance of 490.68 feet, thence N 89 degrees 42' 07" E and parallel with the North line of said SE/4 a distance of 1092.55 feet to a point on the West right-of-way line of Will Rogers West Expressway (Interstate Highway No. 44); thence S 48 degrees 12' 00" W along the West right-of-way line of said Expressway a distance of 431.80 feet; thence S 89 degrees 42' 04" W and parallel with the South line of said SE/4 a distance of
200.00 feet; thence S 48 degrees 11' 34" W and" parallel to the Westerly right-of way line of said Expressway for a distance of 3.15 feet to a point of curvature; thence Southwesterly and parallel to the Westerly right-of-way line of said Expressway and on the arc of a curve to the left having a radius of
185.78 feet, and a chord bearing of S 23 degrees 56' 51" W for an arc distance of 157.23 feet to a point, thence S 42 degrees 20' 39" W a distance of 39.62 feet to a point 33.00 feet North of the South line of said SE/4; thence S 00 degrees 17' 56" E a distance of 33.00 feet to the point or place of beginning. Said parcel contains 20.310 acres more or less.


                                     Tract 2

         A part of the Southeast Quarter (SE/4) of Section Eleven (11), Township Ten (10) North. Range Four (4) West of the Indian Meridian, Cleveland. County, Oklahoma, being more particularly described as follows: Commencing at the Southwest corner of said SE/4; thence N 00 degrees 07' 35" W on the West line of said SE/4 a distance of 1764.49 feet to a point 880 feet south of the Northwest corner of said SE/4, thence 9 89 degrees 42' 07" E parallel to and 880.00 feet South of the North line of said SE/4 a distance of 240.00 feet to the point or p1ace of beginning; thence continuing N 89 degrees 42' 07" E parallel to and
880.00 feet South of the North line of said SE/4 a distance of 250.00 feet; thence S 00 degrees 07' 35" E and paral1el with the West line of said SE/4 a distance of 450.00 feet; thence N 89 degrees 42' 07" East parallel with the North line of said SE/4 a distance of 1380.65 feet to a point on the West right-of-way line of Will Rogers West Expressway (Interstate Highway No. 44); thence S 18 degrees 12' 00" W along the West right-of-way line of said Expressway a distance of 501.74 feet to a point of curvatures, thence Southwesterly along the West right-of-way line of said Expressway and on the arc of a curve to the right having a radius of 681.20 feet and a chord bearing of S 33 degrees 11' 53" W for an arc distance of 356.68 feet to a point of tangency; Thence S 48 degrees 1l' 34"W along the West right-of-way line of said Expressway a distance of 83.25 feet, thence S 89 degrees 42' 07" W and parallel to the North line of said SE/4 a distance of 1092.55 feet; thence N 14 degrees 49' 10" W a distance of 490.68 feet; thence N 89 degrees 42' 07" W and parallel to the West line of said SE/4 a distance of 1.169.19 feet to the point or place of beginning. Said parcel contains 29.849 acres more or less.

                           Attachment "B"
Less This Parcel

A part of the Southeast Quarter (SW4) of Section (11), Township Ten (10) North, Range Four (4) West of the Indian Meridian, Cleveland County, Oklahoma, being more particularly described as follows:

Commencing at the southeast Corner of said southeast Quarter (SE/4);

Thence South 89 degrees 42' 04" West along the South line of said Southeast Quarter (SE/4) a distance of 1,780 feet;

Thence continuing South 89 degrees 42' 04" West along the South line a distance of 843.24 feet to the Southwest Corner of said southeast Quarter (SE/4);

Thence North 00 degrees 07' 35" West on the West line of said Southeast Quarter (SE/4) a distance of 1764.49 feet to a point South of the Northwest Corner of said Southeast Quarter (SE/4);

Thence North 89 degrees 42' 07" East parallel to and 880.00 feet South of the North line of said Southeast Quarter (SE/4) a distance of 240.00 feet;

Thence South 00 degrees 07' 35" East and parallel with the West line of said Southeast Quarter (SE/4) a distance of 735.00 feet to the point of beginning;

Thence continuing South 00 degrees 07' 35"East a distance of 65.00 feet;

Thence North 80 degrees 42' 07" East and parallel with the North line of said Southeast Quarter (SE/4) a distance of 360.55 feet;

Thence North 00 degrees 07' 35" West and parallel with the West line of said Southeast Quarter (SE/4) a distance of 540.00 feet;

Thence south 80 degrees 42' 07" West and parallel with the North line of said Southeast Quarter (SE/4) a distance of 485.00 feet to the point or place of beginning.

(Administration Building)